Exhibit 99.1

FOR IMMEDIATE RELEASE

Group 1 Automotive Reports Record 2013 First-Quarter Financial Results On Strong Revenue Growth And Improved Cost Leverage

HOUSTON, May 2, 2013 - Group 1 Automotive, Inc. (NYSE: GPI), an international, Fortune 500 automotive retailer, today reported adjusted first-quarter 2013 net income of $29.2 million, a 26.5 percent increase, and adjusted diluted earnings per common share of $1.16, a 19.6 percent increase, on a year-over-year comparable basis for the period ended March 31, 2013.

First-Quarter 2013 Consolidated Results (on a year-over-year, comparable basis unless otherwise noted)

•	Total gross profit grew 15.4 percent on 18.0 percent higher revenues of $2.0 billion.

•	New vehicle revenue increased 21.7 percent reflecting 18.5 percent higher unit sales, as same-store new vehicle unit sales grew 5.8 percent.

•	Used vehicle retail revenue increased 13.6 percent reflecting 12 percent higher used retail unit sales.

•	Selling, general and administrative (SG&A) expenses as a percent of gross profit improved 110 basis points, to 75.4 percent, with a same-store improvement of 130 basis points, to 74.7 percent.

•	Operating margin expanded 10 basis points to 3.3 percent, with a same-store operating margin expansion of 20 basis points to 3.5 percent.

•	Pretax income grew 25.4 percent to $46.8 million.

•	Consolidated effective tax rate was 37.7 percent.

•	Diluted earnings per common share increased 19.6 percent, to $1.16, on 26.5 percent higher net income of $29.2 million, both record first-quarter results for the company.

Corporate Development
As previously announced during the first quarter, Group 1 acquired four franchises in the United Kingdom and 22 franchises in Brazil with total estimated annual revenues of approximately $827.0 million and disposed of a franchise in California that generated trailing-12-month revenues of $35.0 million.

“I am pleased with Group 1's first-quarter operating results including significant revenue growth and solid expense leverage that delivered record first-quarter earnings,” said Earl J. Hesterberg, Group 1's president and chief executive officer. “We also significantly expanded the scale of our U.K. business and entered the rapidly-growing Brazilian automotive market. This is an exciting time for our company - an unprecedented growth phase which should support strong returns for our shareholders over time.”

Segment Results For First-Quarter 2013 (on a year-over-year basis unless otherwise noted)

United States:
Group 1's U.S. revenues were $1.7 billion, an increase of 8.5 percent. The revenue growth was primarily explained by unit sales increases of 7.4 percent in new vehicles and 6.1 percent in retail used vehicles, as well as an increase of 5.3 percent in parts and service revenue. The higher revenue drove gross profit growth of 8.8 percent, reflecting the higher new and used retail volumes, expanded parts and service margins of 100 basis points and a finance and insurance increase of 18.9 percent, or $136, to $1,339 per retail unit, which is another all-time any-quarter record for the company. The gross profit increase was partially offset by a reduction in wholesale used vehicle gross profit per unit.

On a comparable basis, SG&A expenses as a percent of gross profit improved 160 basis points to 74.8 percent, operating margin expanded to 3.6 percent and pretax margin increased to 2.6 percent. Group 1's U.S. operations accounted for 87.7 percent of total revenues, 90.8 percent of total gross profit and 93.9 percent of the company's adjusted pretax income.

United Kingdom:
Group 1's U.K. operations, which include significant acquisitions, accounted for 8.7 percent of total revenues, 6.4 percent of total gross profit and 4.6 percent of the company's adjusted pretax income. Gross profit grew 101.6 percent on 117.9 percent higher revenues of $171.1 million. Revenue growth was primarily driven by 146.5 percent and 102.3 percent increases in new and used vehicle retail unit sales, respectively. The gross profit increase was driven by parts and service growth of 77.2 percent and a finance and insurance increase of 159.0 percent, or $73, to $604 per retail unit, on the higher retail unit sales.

On a comparable basis, SG&A expenses as a percent of gross profit increased 370 basis points to 82.9 percent, with the increase more than explained by the new acquisitions, operating margin was 1.6 percent and pretax margin was 1.3 percent.

Brazil:
Group 1's Brazilian operations were acquired on Feb. 28. The contribution of approximately one month of results accounted for 3.6 percent of total revenues, 2.8 percent of total gross profit and 1.5 percent of the company's adjusted pretax income. Gross profit was $8.4 million on revenues of $71.0 million. New vehicle sales was the primary revenue contributor at 74.4 percent, while new vehicles and parts and service were the primary gross profit contributors at 52.8 percent and 32.4 percent, respectively.

On an adjusted basis, SG&A expenses as a percent of gross profit was 80.0 percent, operating margin was 2.0 percent and pretax margin was 1.0 percent. The adjusted net income generated by the Brazilian operations covered the dilutive effect of the shares issued for the transaction.

FIRST-Quarter Earnings Conference Call
Group 1's senior management will host a conference call today at 10 a.m. ET to discuss the first-quarter financial results and the company's outlook and strategy.

The conference call will be simulcast live on the Internet at www.group1auto.com, then click on 'Investor Relations' and then 'Events' or through this link: http://www.group1corp.com/news/events.aspx. A replay will be available for 30 days.

The conference call will also be available live by dialing in 10 minutes prior to the start of the call at:

Domestic: 1.877.317.6789
International: 1.412.317.6789
Conference ID: 10028096

A telephonic replay will be available following the call through May 9 at 9 a.m. ET by dialing:

Domestic: 1.877.344.7529
International: 1.412.317.0088
Conference ID: 10028096

About Group 1 Automotive, Inc.
Group 1 owns and operates 143 automotive dealerships, 182 franchises, and 36 collision centers in the United States, the United Kingdom and Brazil that offer 35 brands of automobiles. Through its dealerships, the company sells new and used cars and light trucks; arranges related vehicle financing, service and insurance contracts; provides automotive maintenance and repair services; and sells vehicle parts.

Group 1 Automotive can be reached on the Internet at www.group1auto.com.

This press release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, which are statements related to future, not past, events and are based on our current expectations and assumptions regarding our business, the economy and other future conditions. In this context, the forward-looking statements often include statements regarding our goals, plans, projections and guidance regarding our financial position, results of operations, market position, pending and potential future acquisitions and business strategy, and often contain words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “should,” “foresee,” “may” or “will” and similar expressions. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting us will be those that we anticipate. Any such forward-looking statements are not assurances of future performance and involve risks and uncertainties that may cause actual results to differ materially from those set forth in the statements. These risks and uncertainties include, among other things, (a) general economic and business conditions, (b) the level of manufacturer incentives, (c) the future regulatory environment, (d) our ability to obtain an inventory of desirable new and used vehicles, (e) our relationship with our automobile manufacturers and the willingness of manufacturers to approve future acquisitions, (f) our cost of financing and the availability of credit for consumers, (g) our ability to complete acquisitions and dispositions and the risks associated therewith, (h) foreign exchange controls and currency fluctuations, and (i) our ability to retain key personnel. For additional information regarding known material factors that could cause our actual results to differ from our projected results, please see our filings with the SEC, including our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise.

SOURCE: Group 1 Automotive, Inc.

Investor Contacts:
Kim Paper Canning
Manager, Investor Relations
Group 1 Automotive, Inc.
713-647-5741 | kpaper@group1auto.com

Media Contacts:
Pete DeLongchamps
V.P. Financial Services and Manufacturer Relations
Group 1 Automotive, Inc.
713-647-5770 | pdelongchamps@group1auto.com
or
Clint Woods
Pierpont Communications, Inc.
713-627-2223 | cwoods@piercom.com

Group 1 Automotive, Inc.
Consolidated Statements of Operations
(Unaudited)
(In thousands, except per share amounts)

	Three Months Ended March 31,
	2013	2012	% Change
REVENUES:
New vehicle retail sales	$1,110,235	$912,595	21.7
Used vehicle retail sales	471,399	414,974	13.6
Used vehicle wholesale sales	74,551	66,857	11.5
Parts and service	237,510	213,101	11.5
Finance and insurance	70,137	57,218	22.6
Total revenues	1,963,832	1,664,745	18.0
COST OF SALES:
New vehicle retail sales	1,047,599	859,775	21.8
Used vehicle retail sales	431,123	378,577	13.9
Used vehicle wholesale sales	72,129	64,153	12.4
Parts and service	112,492	101,816	10.5
Total cost of sales	1,663,343	1,404,321	18.4
GROSS PROFIT	300,489	260,424	15.4
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	233,433	199,112	17.2
DEPRECIATION AND AMORTIZATION EXPENSE	8,413	7,236	16.3
ASSET IMPAIRMENTS	—	101	(100.0)
OPERATING INCOME	58,643	53,975	8.6
OTHER EXPENSE:
Floorplan interest expense	(9,364)	(7,619)	22.9
Other interest expense, net	(9,242)	(9,040)	2.2
Other expense, net	(789)	—	—
INCOME BEFORE INCOME TAXES	39,248	37,316	5.2
PROVISION FOR INCOME TAXES	(17,130)	(14,199)	20.6
NET INCOME	$22,118	$23,117	(4.3)
DILUTED INCOME PER SHARE	$0.88	$0.97	(9.3)
Weighted average dilutive common shares outstanding	24,113	22,532	7.0
Weighted average participating securities	1,072	1,209	(11.3)
Total weighted average shares outstanding	25,185	23,741	6.1

Group 1 Automotive, Inc.
Consolidated Balance Sheets
(Dollars in thousands)
	March 31,	December 31,
	2013	2012	% Change
	(Unaudited)
ASSETS:
CURRENT ASSETS:
Cash and cash equivalents	$17,729	$4,650	281.3
Contracts in transit and vehicle receivables, net	190,879	204,396	(6.6)
Accounts and notes receivable, net	131,662	111,228	18.4
Inventories, net	1,353,120	1,194,288	13.3
Deferred income taxes	19,967	19,750	1.1
Prepaid expenses and other current assets	25,698	31,869	(19.4)
Total current assets	1,739,055	1,566,181	11.0
PROPERTY AND EQUIPMENT, net	699,940	667,768	4.8
GOODWILL AND INTANGIBLE FRANCHISE RIGHTS	935,918	778,442	20.2
OTHER ASSETS	20,820	10,624	96.0
Total assets	$3,395,733	$3,023,015	12.3
LIABILITIES AND STOCKHOLDERS' EQUITY:
CURRENT LIABILITIES:
Floorplan notes payable - credit facility	$1,004,165	$968,959	3.6
Offset account related to floorplan notes payable - credit facility	(59,245)	(112,261)	(47.2)
Floorplan notes payable - manufacturer affiliates	288,808	211,965	36.3
Current maturities of long-term debt and short-term financing	37,209	31,358	18.7
Accounts payable	255,336	167,439	52.5
Accrued expenses	136,914	128,118	6.9
Total current liabilities	1,663,187	1,395,578	19.2
2.25% CONVERTIBLE SENIOR NOTES (aggregate principal of $182,753 at March 31, 2013 and December 31, 2012)	154,299	152,363	1.3
3.00% CONVERTIBLE SENIOR NOTES (aggregate principal of $115,000 at March 31, 2013 and December 31, 2012)	81,578	80,706	1.1
MORTGAGE FACILITY, net of current maturities	47,402	53,643	(11.6)
OTHER REAL ESTATE RELATED AND LONG-TERM DEBT, net of current maturities	227,571	232,285	(2.0)
CAPITAL LEASE OBLIGATIONS RELATED TO REAL ESTATE, net of current maturities	38,889	36,019	8.0
DEFERRED INCOME TAXES	105,152	94,130	11.7
LIABILITIES FROM INTEREST RATE RISK MANAGEMENT ACTIVITIES	40,379	43,089	(6.3)
OTHER LIABILITIES	44,440	42,413	4.8
COMMITMENTS AND CONTINGENCIES
TEMPORARY EQUITY - REDEEMABLE EQUITY PORTION OF THE 3.00% CONVERTIBLE SENIOR NOTES	31,679	32,505	(2.5)
STOCKHOLDERS' EQUITY:
Common stock	259	258	0.4
Additional paid-in capital	363,511	332,837	9.2
Retained earnings	696,366	677,863	2.7
Accumulated other comprehensive loss	(38,819)	(33,057)	17.4
Treasury stock	(60,160)	(117,617)	(48.9)
Total stockholders' equity	961,157	860,284	11.7
Total liabilities and stockholders' equity	$3,395,733	$3,023,015	12.3

Group 1 Automotive, Inc.
Additional Information - Consolidated
(Unaudited)

		Three Months Ended
		March 31,
		2013 (%)	2012 (%)
NEW VEHICLE UNIT SALES GEOGRAPHIC MIX:
Region	Geographic Market
East	Massachusetts	6.4	10.6
	New Jersey	4.8	5.1
	Georgia	4.3	3.4
	New York	2.9	3.4
	Louisiana	2.5	2.8
	New Hampshire	2.3	2.8
	Mississippi	1.8	2.2
	South Carolina	1.6	1.7
	Florida	1.4	0.7
	Alabama	0.9	1.1
	Maryland	0.6	0.7
		29.5	34.5

West	Texas	34.2	38.0
	California	13.4	14.6
	Oklahoma	7.4	7.7
	Kansas	2.5	1.1
		57.5	61.4

International	United Kingdom	8.5	4.1
	Brazil	4.5	—
		100.0	100.0
NEW VEHICLE UNIT SALES BRAND MIX:
Toyota/Scion/Lexus		27.6	30.7
Honda/Acura		12.3	10.9
Ford/Lincoln		11.5	10.3
Nissan/Infiniti		10.6	13.1
BMW/MINI		10.3	10.8
Volkswagen/Audi/Porsche		6.9	4.0
GM/Chevrolet/GMC/Buick/Cadillac		5.3	6.2
Mercedes Benz/smart/Sprinter		4.5	4.7
Hyundai/Kia		4.5	2.6
Chrysler/Dodge/Jeep/RAM		4.3	4.5
Other		2.2	2.2
		100.0	100.0

Group 1 Automotive, Inc.
Additional Information - U.S.
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended March 31,
	2013	2012	% Change
REVENUES:
New vehicle retail sales	$962,633	$872,989	10.3
Used vehicle retail sales	418,339	392,273	6.6
Used vehicle wholesale sales	57,669	59,418	(2.9)
Total used	476,008	451,691	5.4
Parts and service	216,354	205,385	5.3
Finance and insurance	66,792	56,154	18.9
Total	$1,721,787	$1,586,219	8.5
GROSS MARGIN %:
New vehicle retail sales	5.4	5.7
Used vehicle retail sales	9.0	9.0
Used vehicle wholesale sales	3.7	4.4
Total used	8.3	8.4
Parts and service	53.1	52.1
Finance and insurance	100.0	100.0
Total	15.9	15.8
GROSS PROFIT:
New vehicle retail sales	$51,582	$49,766	3.6
Used vehicle retail sales	37,619	35,336	6.5
Used vehicle wholesale sales	2,125	2,600	(18.3)
Total used	39,744	37,936	4.8
Parts and service	114,823	107,061	7.3
Finance and insurance	66,793	56,154	18.9
Total	$272,942	$250,917	8.8
UNITS SOLD:
Retail new vehicles sold	28,778	26,783	7.4
Retail used vehicles sold	21,116	19,895	6.1
Wholesale used vehicles sold	9,657	9,304	3.8
Total used	30,773	29,199	5.4
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$33,450	$32,595	2.6
Used vehicle retail	$19,811	$19,717	0.5
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,792	$1,858	(3.6)
Used vehicle retail sales	1,782	1,776	0.3
Used vehicle wholesale sales	220	279	(21.1)
Total used	1,292	1,299	(0.5)
Finance and insurance (per retail unit)	$1,339	$1,203	11.3
OTHER: (1)
SG&A expenses	$204,091	$191,578	6.5
SG&A as % revenues	11.9	12.1
SG&A as % gross profit	74.8	76.4
Operating margin %	3.6	3.3
Pretax margin %	2.6	2.3
INTEREST EXPENSE:
Floorplan interest	$8,296	$7,482	10.9
Floorplan assistance	(8,173)	(7,414)	10.2
Net floorplan expense	$123	$68	80.9
Other interest expense, net	$9,041	$8,919	1.4
(1) These amounts have been adjusted to exclude the impact of certain items to provide additional information regarding the performance of our operations and improve period-to-period comparability. Refer to our Reconciliation of Certain Non-GAAP Financial Measures for a description of the aforementioned adjustments.

Group 1 Automotive, Inc.
Additional Information - U.K.
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended March 31,
	2013	2012	% Change
REVENUES:
New vehicle retail sales	$94,824	$39,607	139.4
Used vehicle retail sales	44,965	22,701	98.1
Used vehicle wholesale sales	13,765	7,439	85.0
Total used	58,730	30,140	94.9
Parts and service	14,771	7,716	91.4
Finance and insurance	2,753	1,063	159.0
Total	$171,078	$78,526	117.9
GROSS MARGIN %:
New vehicle retail sales	7.0	7.7
Used vehicle retail sales	4.9	4.7
Used vehicle wholesale sales	0.6	1.4
Total used	3.9	3.9
Parts and service	50.7	54.7
Finance and insurance	100.0	100.0
Total	11.2	12.1
GROSS PROFIT:
New vehicle retail sales	$6,632	$3,056	117.0
Used vehicle retail sales	2,217	1,061	109.0
Used vehicle wholesale sales	84	103	(18.4)
Total used	2,301	1,164	97.7
Parts and service	7,484	4,224	77.2
Finance and insurance	2,753	1,063	159.0
Total	$19,170	$9,507	101.6
UNITS SOLD:
Retail new vehicles sold	2,827	1,147	146.5
Retail used vehicles sold	1,728	854	102.3
Wholesale used vehicles sold	1,443	690	109.1
Total used	3,171	1,544	105.4
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$33,542	$34,531	(2.9)
Used vehicle retail	$26,021	$26,582	(2.1)
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$2,346	$2,664	(11.9)
Used vehicle retail sales	1,283	1,242	3.3
Used vehicle wholesale sales	58	149	(61.1)
Total used	726	754	(3.7)
Finance and insurance (per retail unit)	$604	$531	13.7
OTHER: (1)
SG&A expenses	$15,894	$7,534	111.0
SG&A as % revenues	9.3	9.6
SG&A as % gross profit	82.9	79.2
Operating margin %	1.6	1.9
Pretax margin %	1.3	1.6
INTEREST EXPENSE:
Floorplan interest	$306	$137	123.4
Floorplan assistance	—	$—	—
Net floorplan expense	$306	$137	123.4
Other interest expense, net	$213	$121	76.0
(1) These amounts have been adjusted to exclude the impact of certain items to provide additional information regarding the performance of our operations and improve period-to-period comparability. Refer to our Reconciliation of Certain Non-GAAP Financial Measures for a description of the aforementioned adjustments.

Group 1 Automotive, Inc.
Additional Information - Brazil
(Unaudited)
(Dollars in thousands, except per unit amounts)

Three Months Ended March 31, 2013
REVENUES:
New vehicle retail sales	$52,778
Used vehicle retail sales	8,095
Used vehicle wholesale sales	3,117
Total used	11,212
Parts and service	6,385
Finance and insurance	592
Total	$70,967
GROSS MARGIN %:
New vehicle retail sales	8.4
Used vehicle retail sales	5.4
Used vehicle wholesale sales	6.8
Total used	5.8
Parts and service	42.4
Finance and insurance	100.0
Total	11.8
GROSS PROFIT:
New vehicle retail sales	$4,422
Used vehicle retail sales	440
Used vehicle wholesale sales	212
Total used	652
Parts and service	2,710
Finance and insurance	592
Total	$8,376
UNITS SOLD:
Retail new vehicles sold	1,491
Retail used vehicles sold	394
Wholesale used vehicles sold	235
Total used	629
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$35,398
Used vehicle retail	$20,546
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$2,966
Used vehicle retail sales	1,117
Used vehicle wholesale sales	902
Total used	1,037
Finance and insurance (per retail unit)	$314
OTHER: (1)
SG&A expenses	$6,702
SG&A as % revenues	9.4
SG&A as % gross profit	80.0
Operating margin %	2.0
Pretax margin %	1.0
INTEREST EXPENSE:
Floorplan interest	$762
Floorplan assistance	—
Net floorplan expense	$762
Other interest expense, net	$(12)
(1) These amounts have been adjusted to exclude the impact of certain items to provide additional information regarding the performance of our operations and improve period-to-period comparability. Refer to our Reconciliation of Certain Non-GAAP Financial Measures for a description of the aforementioned adjustments.

Group 1 Automotive, Inc.
Additional Information - Consolidated
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended March 31,
	2013	2012	% Change
REVENUES:
New vehicle retail sales	$1,110,235	$912,595	21.7
Used vehicle retail sales	471,399	414,974	13.6
Used vehicle wholesale sales	74,551	66,857	11.5
Total used	545,950	481,831	13.3
Parts and service	237,510	213,101	11.5
Finance and insurance	70,137	57,218	22.6
Total	$1,963,832	$1,664,745	18.0
GROSS MARGIN %:
New vehicle retail sales	5.6	5.8
Used vehicle retail sales	8.5	8.8
Used vehicle wholesale sales	3.2	4.0
Total used	7.8	8.1
Parts and service	52.6	52.2
Finance and insurance	100.0	100.0
Total	15.3	15.6
GROSS PROFIT:
New vehicle retail sales	$62,636	$52,820	18.6
Used vehicle retail sales	40,276	36,397	10.7
Used vehicle wholesale sales	2,422	2,704	(10.4)
Total used	42,698	39,101	9.2
Parts and service	125,018	111,285	12.3
Finance and insurance	70,137	57,218	22.6
Total	$300,489	$260,424	15.4
UNITS SOLD:
Retail new vehicles sold	33,096	27,930	18.5
Retail used vehicles sold	23,238	20,749	12.0
Wholesale used vehicles sold	11,335	9,994	13.4
Total used	34,573	30,743	12.5
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$33,546	$32,674	2.7
Used vehicle retail	$20,286	$20,000	1.4
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,893	$1,891	0.1
Used vehicle retail sales	1,733	1,754	(1.2)
Used vehicle wholesale sales	214	271	(21.0)
Total used	1,235	1,272	(2.9)
Finance and insurance (per retail unit)	$1,245	$1,175	6.0
OTHER: (1)
SG&A expenses	$226,687	$199,112	13.8
SG&A as % revenues	11.5	12.0
SG&A as % gross profit	75.4	76.5
Operating margin %	3.3	3.2
Pretax margin %	2.4	2.2
INTEREST EXPENSE:
Floorplan interest	$9,364	$7,619	22.9
Floorplan assistance	(8,173)	(7,414)	10.2
Net floorplan expense	$1,191	$205	481.0
Other interest expense, net	$9,242	$9,040	2.2
(1) These amounts have been adjusted to exclude the impact of certain items to provide additional information regarding the performance of our operations and improve period-to-period comparability. Refer to our Reconciliation of Certain Non-GAAP Financial Measures for a description of the aforementioned adjustments.

Group 1 Automotive, Inc.
Additional Information - Same Store(1)
(Unaudited)
(Dollars in thousands, except per unit amounts)

	Three Months Ended March 31,
	2013	2012	% Change
REVENUES:
New vehicle retail sales	$967,330	$889,162	8.8
Used vehicle retail sales	420,466	404,965	3.8
Used vehicle wholesale sales	62,157	64,390	(3.5)
Total used	482,623	469,355	2.8
Parts and service	219,641	208,427	5.4
Finance and insurance	65,464	56,089	16.7
Total	$1,735,058	$1,623,033	6.9
GROSS MARGIN %:
New vehicle retail sales	5.4	5.8
Used vehicle retail sales	8.6	8.8
Used vehicle wholesale sales	3.5	4.1
Total used	8.0	8.2
Parts and service	52.8	52.2
Finance and insurance	100.0	100.0
Total	15.7	15.7
GROSS PROFIT:
New vehicle retail sales	$52,281	$51,563	1.4
Used vehicle retail sales	36,291	35,613	1.9
Used vehicle wholesale sales	2,175	2,666	(18.4)
Total used	38,466	38,279	0.5
Parts and service	115,991	108,796	6.6
Finance and insurance	65,464	56,089	16.7
Total	$272,202	$254,727	6.9
UNITS SOLD:
Retail new vehicles sold	28,635	27,076	5.8
Retail used vehicles sold	20,670	20,193	2.4
Wholesale used vehicles sold	9,753	9,518	2.5
Total used	30,423	29,711	2.4
AVERAGE RETAIL SALES PRICE:
New vehicle retail	$33,781	$32,839	2.9
Used vehicle retail	$20,342	$20,055	1.4
GROSS PROFIT PER UNIT SOLD:
New vehicle retail sales	$1,826	$1,904	(4.1)
Used vehicle retail sales	1,756	1,764	(0.5)
Used vehicle wholesale sales	223	280	(20.4)
Total used	1,264	1,288	(1.9)
Finance and insurance (per retail unit)	$1,328	$1,187	11.9
OTHER: (2)
SG&A expenses	$203,401	$193,495	5.1
SG&A as % revenues	11.7	11.9
SG&A as % gross profit	74.7	76.0
Operating Margin %	3.5	3.3
(1) Same store amounts include the results for the identical months in each period presented in the comparison, commencing with the first full month we owned the dealership and, in the case of dispositions, ending with the last full month we owned it. Same store results also include the activities of our corporate office.
(2) These amounts have been adjusted to exclude the impact of certain items to provide additional information regarding the performance of our operations and improve period-to-period comparability. Refer to our Reconciliation of Certain Non-GAAP Financial Measures for a description of the aforementioned adjustments.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - U.S.
(Unaudited)
(Dollars in thousands, except per share amounts)

	Three Months Ended March 31,
	2013	2012	% Change
SG&A RECONCILIATION:
As reported	$209,484	$191,578	9.3
Pre-tax adjustments:
Acquisition Costs	(5,159)
Catastrophic Events	(808)
Gain on dealership disposition	574
Adjusted SG&A (1)	$204,091	$191,578	6.5
SG&A AS % REVENUES:
Unadjusted	12.2	12.1
Adjusted (1)	11.9	12.1
SG&A AS % GROSS PROFIT:
Unadjusted	76.8	76.4
Adjusted (1)	74.8	76.4
OPERATING MARGIN %:
Unadjusted	3.2	3.3
Adjusted (1),(2)	3.6	3.3
PRETAX MARGIN %:
Unadjusted	2.2	2.3
Adjusted (1),(2)	2.6	2.3
(1) We have included certain non-GAAP financial measures as defined under SEC rules, which exclude certain items. These adjusted measures are not measures of financial performance under GAAP. As required by SEC rules, we provide reconciliations of these adjusted measures to the most directly comparable GAAP measures. We believe that these adjusted financial measures are relevant and useful to investors because they improve the transparency of our disclosure, provide a meaningful presentation of results from our core business operations and improve period-to-period comparability of our results from our core business operations.
(2) Excludes the impact of SG&A reconciling items above.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - U.K.
(Unaudited)
(Dollars in thousands, except per share amounts)

	Three Months Ended March 31,
	2013	2012	% Change
SG&A RECONCILIATION:
As reported	$16,036	$7,534	112.8
Pre-tax adjustments:
Acquisition Costs	(142)
Adjusted SG&A (1)	$15,894	$7,534	111.0
SG&A AS % REVENUES:
Unadjusted	9.4	9.6
Adjusted (1)	9.3	9.6
SG&A AS % GROSS PROFIT:
Unadjusted	83.7	79.2
Adjusted (1)	82.9	79.2
OPERATING MARGIN %:
Unadjusted	1.5	1.9
Adjusted (1),(2)	1.6	1.9
PRETAX MARGIN %:
Unadjusted	1.2	1.6
Adjusted (1),(2)	1.3	1.6
(1) We have included certain non-GAAP financial measures as defined under SEC rules, which exclude certain items. These adjusted measures are not measures of financial performance under GAAP. As required by SEC rules, we provide reconciliations of these adjusted measures to the most directly comparable GAAP measures. We believe that these adjusted financial measures are relevant and useful to investors because they improve the transparency of our disclosure, provide a meaningful presentation of results from our core business operations and improve period-to-period comparability of our results from our core business operations.
(2) Excludes the impact of SG&A reconciling items above.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - Brazil
(Unaudited)
(Dollars in thousands, except per share amounts)

Three Months Ended March 31, 2013
SG&A RECONCILIATION:
As reported	$7,913
Pre-tax adjustments:
Acquisition Costs	(1,211)
Adjusted SG&A (1)	$6,702
SG&A AS % REVENUES:
Unadjusted	11.2
Adjusted (1)	9.4
SG&A AS % GROSS PROFIT:
Unadjusted	94.5
Adjusted (1)	80.0
OPERATING MARGIN %:
Unadjusted	0.3
Adjusted (1),(2)	2.0
PRETAX MARGIN %:
Unadjusted	(1.8)
Adjusted (1),(3)	1.0
(1) We have included certain non-GAAP financial measures as defined under SEC rules, which exclude certain items. These adjusted measures are not measures of financial performance under GAAP. As required by SEC rules, we provide reconciliations of these adjusted measures to the most directly comparable GAAP measures. We believe that these adjusted financial measures are relevant and useful to investors because they improve the transparency of our disclosure, provide a meaningful presentation of results from our core business operations and improve period-to-period comparability of our results from our core business operations.
(2) Excludes the impact of SG&A reconciling items above.
(3) Excludes the impact of SG&A reconciling items above, as well as the other expense of $789.

Group 1 Automotive, Inc.
Reconciliation of Certain Non-GAAP Financial Measures - Consolidated
(Unaudited)
(Dollars in thousands, except per share amounts)

	Three Months Ended March 31,
	2013	2012	% Change
NET INCOME RECONCILIATION:
As reported	$22,118	$23,117	(4.3)
After-tax adjustments:
Acquisition Costs (2)	4,639	—
Income tax effect of non-deductible acquisition costs	2,329	—
Catastrophic Events (3)	504	—
Gain on dealership disposition (4)	(356)	—
Adjusted net income (1)	$29,234	$23,117	26.5
ADJUSTED NET INCOME ATTRIBUTABLE TO DILUTED COMMON SHARES RECONCILIATION
Adjusted net income	$29,234	$23,117	26.5
Less: Adjusted earnings allocated to participating securities	1,233	1,165	5.8
Adjusted net income available to diluted common shares	$28,001	$21,952	27.6
DILUTED INCOME PER COMMON SHARE RECONCILIATION:
As reported	$0.88	$0.97	(9.3)
After-tax adjustments:
Acquisition Costs	0.18	—
Income tax effect of non-deductible acquisition costs	0.09
Catastrophic Events	0.02	—
Gain on dealership disposition	(0.01)	—
Adjusted diluted income per share (1)	$1.16	$0.97	19.6
SG&A RECONCILIATION:
As reported	$233,433	$199,112	17.2
Pre-tax adjustments:
Acquisition Costs	(6,512)	—
Catastrophic Events	(808)	—
Gain on dealership disposition	574	—
Adjusted SG&A (1)	$226,687	$199,112	13.8
SG&A AS % REVENUES:
Unadjusted	11.9	12.0
Adjusted (1)	11.5	12.0
SG&A AS % GROSS PROFIT:
Unadjusted	77.7	76.5
Adjusted (1)	75.4	76.5
OPERATING MARGIN %:
Unadjusted	3.0	3.2
Adjusted (1),(5)	3.3	3.2
PRETAX MARGIN %:
Unadjusted	2.0	2.2
Adjusted (1),(7)	2.4	2.2

SAME STORE SG&A RECONCILIATION:
As reported	$209,510	$193,495	8.3
Pre-tax adjustments:
Acquisition Costs	(5,301)	—
Catastrophic Events	(808)	—
Adjusted Same Store SG&A (1)	$203,401	$193,495	5.1
SAME STORE SG&A AS % REVENUES:
Unadjusted	12.1	11.9
Adjusted (1)	11.7	11.9
SAME STORE SG&A AS % GROSS PROFIT:
Unadjusted	77.0	76.0
Adjusted (1)	74.7	76.0
SAME STORE OPERATING MARGIN %:
Unadjusted	3.2	3.3
Adjusted (1),(6)	3.5	3.3
(1) We have included certain non-GAAP financial measures as defined under SEC rules, which exclude certain items. These adjusted measures are not measures of financial performance under GAAP. As required by SEC rules, we provide reconciliations of these adjusted measures to the most directly comparable GAAP measures. We believe that these adjusted financial measures are relevant and useful to investors because they improve the transparency of our disclosure, provide a meaningful presentation of results from our core business operations and improve period-to-period comparability of our results from our core business operations.
(2) Adjustment is net of tax benefit of $2,394 for the three months ended March 31, 2013, calculated utilizing the applicable federal and state tax rates for the adjustment.
(3) Adjustment is net of tax benefit of $304 for the three months ended March 31, 2013, calculated utilizing the applicable federal and state tax rates for the adjustment.
(4) Adjustment is net of tax provision of $218 for the three months ended March 31, 2013, calculated utilizing the applicable federal and state tax rates for the adjustment.
(5) Excludes the impact of SG&A reconciling items above.
(6) Excludes the impact of Same Store SG&A reconciling items. Adjusted Same Store Operating Income was $61,113 and $54,081 for the periods presented respectively.
(7) Excludes the impact of SG&A reconciling items above, as well as the other expense of $789.